UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2016

CHECKPOINT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55506	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor, New York, New York	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.            Changes in Registrant’s Certifying Accountant.

(a)          Previous independent registered public accounting firm.

On September 27, 2016, Checkpoint Therapeutics, Inc. (the “Company”) dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm. The Company’s Audit Committee participated in and approved this decision.

The reports of EisnerAmper on the consolidated financial statements of the Company for the fiscal year ended December 31, 2015 and the fiscal period from November 10, 2014 (inception) to December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal year ended December 31, 2015 and the fiscal period from November 10, 2014 (inception) to December 31, 2014, and through September 27, 2016, the Company did not have any disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such time periods.

During the Company’s fiscal year ended December 31, 2015 and the fiscal period from November 10, 2014 (inception) to December 31, 2014, and through September 27, 2016, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

EisnerAmper has indicated to the Company that it concurs with the foregoing statements contained in the second, third and fourth paragraphs above as they relate to EisnerAmper and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of the letter from EisnerAmper is attached to this Form 8-K as Exhibit 16.1.

The Company will retain BDO USA, LLP (“BDO”) as its new independent registered public accounting firm and will file an additional Current Report on Form 8-K when it formally engages BDO.

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On September 27, 2016, the Company and Mr. James F. Oliviero III entered into an amendment (the “Amendment”) to Mr. Oliviero’s Executive Employment Agreement, dated October 13, 2015. Pursuant to the Amendment, Mr. Oliviero opted to voluntarily delay the vest of 83,333 shares of Company common stock, $0.0001 par value, on October 13, 2016 until October 13, 2017. The foregoing summary of the Amendment is qualified in its entirety by the copy of such agreement filed as Exhibit 10.1 hereto and incorporated by reference.

Item 8.01.            Other Events.

On October 3, 2016, the Company issued a press release announcing that the first patient had been dosed in a Phase 1/2 clinical study of CK-101, its novel, oral, third-generation epidermal growth factor receptor inhibitor product candidate. The Phase 1 dose escalation portion of the study will evaluate the safety and tolerability of ascending doses of CK-101 in patients with advanced solid tumors to determine the maximum tolerated dose and/or recommended Phase 2 dose of CK-101. A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1, dated September 27, 2016, to the Executive Employment Agreement dated October 13, 2015, by and between Checkpoint Therapeutics, Inc. and James F. Oliviero III.

16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission dated October 3, 2016.

99.1	Press Release, dated October 3, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHECKPOINT THERAPEUTICS, INC.

Date: October 3, 2016	/s/ James F. Oliviero
	Name:	James F. Oliviero
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Amendment No. 1, dated September 27, 2016, to the Executive Employment Agreement dated October 13, 2015, by and between Checkpoint Therapeutics, Inc. and James F. Oliviero III.

16.1	Letter from EisnerAmper LLP to the Securities and Exchange Commission dated October 3, 2016.

99.1	Press Release, dated October 3, 2016.